Exhibit 99.01

1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03H8TD + + Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 3. A 1. Approval of Merger and Merger Agreement. To consider and vote on a merger, and the Agreement to Merge and Plan of Reorganization dated as of April 16, 2021 (the “merger agreement”) with Bank of Marin Bancorp (“BMRC”), under which AMRB will merge with and into BMRC, with BMRC surviving (the “merger”), followed immediately thereafter by the merger of AMRB’s wholly-owned subsidiary American River Bank with and into BMRC’s wholly owned subsidiary Bank of Marin, with Bank of Marin surviving; 2. Adjournment. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the merger and merger agreement; and; For Against Abstain Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Note: The proxies are given authority to vote according to their discretion on all other matters which may be properly presented for action at the Special Meeting or any and all postponements or adjournments thereof. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Special Meeting Proxy Card For Against Abstain 3. Named Executive Officers (NEO’s) Compensation Proposal. To approve, on an advisory (non-binding) basis, the compensation to be paid to the NEOs of AMRB in connection with the merger. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 0 6 1 4 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # ∆≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AMRB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AMRB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by July 28, 2021 at 1:00 A.M., Eastern Time Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AMRB PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD WEDNESDAY, JULY 28, 2021 The undersigned holder of common stock of American River Bankshares acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of American River Bankshares and the accompanying Joint Proxy Statement/Prospectus dated June 18, 2021 and revoking any Proxy heretofore given, hereby constitutes and appoints David E. Ritchie, Jr. and Mitchell A. Derenzo, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of American River Bankshares standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of American River Bankshares to be held at Homewood Suites by Hilton, 10700 White Rock Road, Rancho Cordova, CA 95670 on Wednesday, July 28, 2021 at 3:00 p.m. Pacific Time or at any and all postponements or adjournments thereof, upon the items listed on the reverse side as set forth in the Notice of Meeting and Joint Proxy Statement/Prospectus and to vote according to their discretion on all other matters which may be properly presented for action at the Special Meeting or any and all postponements or adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” EACH OF THE PROPOSALS. THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE ON REVERSE SIDE. Proxy — American River Bankshares q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Non-Voting Items C + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. 2021 Special Meeting Admission Ticket 2021 Special Meeting of Shareholders of American River Bankshares Wednesday, July 28, 2021 at 3:00 p.m. Pacific Time Homewood Suites by Hilton 10700 White Rock Road, Rancho Cordova, CA 95670 Upon arrival, please present this admission ticket and photo identification at the registration desk.